AMENDMENT NO. 3 TO AMENDED AND RESTATED RECEIVABLES LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 3, dated as of June 11, 2020 (this "Amendment"), to the Amended and Restated Receivables Loan and Security Agreement, dated as of July 19, 2019 (as amended prior to the date hereof, the "Existing RLSA") by and among VOLT FUNDING II, LLC, a Delaware limited liability company (as the "Borrower"), VOLT INFORMATION SCIENCES, INC., a New York corporation, as the servicer (in such capacity, the "Servicer"), AUTOBAHN FUNDING COMPANY LLC, a Delaware limited liability company ("Autobahn"), as the Conduit Lender prior to the Conduit Lender's cessation, if any, in its sole discretion, as a Conduit Lender and a Lender and LC Participant, the other Lenders and LC Participants from time to time party thereto, together with their respective successors and assigns (the "Lenders"), DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, NEW YORK BRANCH ("DZ Bank"), as agent (in such capacity, together with its successors and assigns, the "Agent") and AUTOBAHN and DZ BANK, as Letter of Credit issuers (together with their respective successors and assigns, the "LC Issuers"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the Existing RLSA.

WHEREAS, Autobahn continues to be the sole Lender under the Existing RLSA;

WHEREAS, the Borrower has advised the Agent that it wishes to amend the Existing RLSA to reduce the Maximum Facility Amount (and correspondingly reduce the Commitment of the Lenders) to $100,000,000, to modify one defined term used in two financial covenants contained in the Existing RLSA in the manner set forth below, and to modify one of those two financial covenants in the manner set forth below, and Autobahn is agreeable to such a modification; and

WHEREAS, the parties hereto are entering into this Amendment, in writing as required under Section 16.06 of the Existing RLSA, in order to effect such modifications, which are being effected subject to the terms and conditions set forth herein;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

SECTION 1. AMENDMENTS AND TERMS THEREOF

1.1 Current Amendments to Existing Agreement. As of the Effective Date (as defined below):

(a) The definition of "Maximum Facility Amount" set forth in Section 1.01 of the Existing RLSA shall be amended to read in its entirety as follows:

"Maximum Facility Amount": An amount equal to $100,000,000 as the same may be reduced from time to time pursuant to Section 2.03 or as the same may be

increased at the request of the Borrower with the approval of the Agent (on behalf of the Lenders) in its sole discretion.

(b) The definition of "Tangible Net Worth" set forth in Section 1.01 of the Existing RLSA shall be amended by replacing the period at the end thereof with a semicolon, followed by the addition of the following proviso:

provided, that the calculation of such tangible net worth shall exclude changes related to the impairment of such Person's long-lived assets (but limited to real estate operating leases and related furniture and equipment) under GAAP as set forth in ASC 360 that are otherwise disclosed in such Person's financial statements as impairment on the face of the statement of operations or as coming within restructuring charges for the period then ended, such that the value of such assets would be treated as though such impairment were not applicable.

(c) The following definition shall be added to Section 1.01 of the Existing RLSA in proper alphabetical order:

"ASC 360": Accounting Standards Codification Topic 360 published by the Financial Accounting Standards Board.

(d) Section 5.06(a) of the Existing RLSA shall be amended to read in its entirety as follows:

(a) The Servicer shall maintain a Tangible Net Worth of at least \$20,000,000 through the fiscal quarter ending on or about July 31, 2021, and at least \$40,000,000 thereafter, in each case as determined quarterly at the time of delivery of the Servicer's consolidated financial statements for such respective fiscal quarter or audited consolidated financial statements for such respective fiscal year end;

(e) The amount shown as "Commitment:" on the signature page for Autobahn Funding Company LLC, as a Lender, is amended by deleting the number "\$115,000,000" and replacing it with the number "\$100,000,000."

SECTION 2. CONDITIONS TO EFFECTIVENESS

This Amendment shall be effective (the "Effective Date") upon the execution and delivery of counterparts hereof by the parties signatory hereto and the fulfillment of the following terms and conditions:

2.1 All representations and warranties contained in the Existing RLSA or made in writing to Autobahn or the Agent in connection herewith shall be true and correct in all material respects.

2.2 No Event of Default or Servicer Event of Default nor any event that but for notice or lapse of time or both would constitute an Event of Default or Servicer Event of Default

shall have occurred and be continuing (other than any such event that is explicitly waived by the provisions hereof).

2.3 The Agent shall have determined that the amount of the loan outstanding under the Facility is not more than $100,000,000.

2.4 The Agent shall have received all fees payable to it in connection with this Amendment.

SECTION 3. MISCELLANEOUS

3.1 Each of the parties hereto represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that such Person has the corporate or limited liability company power and authority to execute and deliver this Amendment and has taken or caused to be taken all necessary actions to authorize the execution and delivery of this Amendment.

3.2 The parties hereto hereby acknowledge and agree that, except for the specific waivers and agreements set forth above, nothing herein shall be deemed to be a consent to or waiver or amendment of any covenant or agreement contained in the Existing RLSA or any other document executed in connection therewith, and each such party hereby agrees that all of the covenants and agreements contained in the Existing RLSA or any other document executed in connection therewith, subject to the waivers set forth herein, are hereby ratified and confirmed in all respects.

3.3 This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

3.4 THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written.

THE SERVICER:

VOLT INFORMATION SCIENCES, INC., as Servicer

By: [signature]
Name: KEVIN D HANNON
Title: VP + TREASURER

THE BORROWER:

VOLT FUNDING II, LLC, as the Borrower

By: [signature]
Name: KEVIN D. HANNON
Title: TREASURER

(Signature Page for Amendment No. 3 to A&R RLSA)

THE FINAL LC ISSUER:	**DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, NEW YORK BRANCH**

By: ____________________
Name: Christian Haesslein
Title: Director

By: ____________________
Name: Eva Geng
Title: Vice President

THE AGENT:	**DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, NEW YORK BRANCH**

By: ____________________
Name: Christian Haesslein
Title: Director

By: ____________________
Name: Eva Geng
Title: Vice President

THE CONDUIT LENDER:

AUTOBAHN FUNDING COMPANY LLC,
as a Lender

By: ____________________
Name: Christian Haesslein
Title: Director

By: ____________________
Name: Eva Geng
Title: Vice President

Commitment: $100,000,000

THE INITIAL LC ISSUER:

AUTOBAHN FUNDING COMPANY LLC,
as the initial LC Issuer

By: ____________________
Name: Christian Haesslein
Title: Director

By: ____________________
Name: Eva Geng
Title: Vice President